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                                                           Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


    As independent public accountants, we hereby consent to the use of our report on Einstein/Noah Bagel Corp. and Subsidiaries dated July 16, 1996 (and to all reference to our Firm) included in or made a part of this Registration Statement on Form S-8.

                                        /s/ Arthur Andersen LLP


    Denver, Colorado
     August 29, 1996